                     CEO and CFO CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. Section 1350)

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Daniel L. Stephenson, Chief Executive Officer,
and John Fonseca Chief Financial Officer, of TMP Inland Empire VI, Ltd.
(the "Company"), hereby certify that to the best of our knowledge:

      1. The Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2004, and to which this certification is attached as Exhibit 32.1
(the "Periodic Report"), fully complies with the requirements of Section 13 (a)
 or 15 (d) of the Securities Exchange Act of 1934, and

      2. The information contained in this Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

    /s/ Daniel L. Stephenson
By: [GRAPHIC OMITTED]

    Daniel L. Stephenson

     resident, Chief Executive Officer and
    P  Director

    /s/ John Fonseca
By: [GRAPHIC OMITTED]

    John Fonseca

    Chief Financial Officer